Camelot Premium Return Fund Class A: CPRFX Class C: CPRCX Class I: CPRIX
(the “Fund”)

April 10, 2017

The information in this Supplement amends certain information contained in the currently effective Summary Prospectus for the Fund, dated January 19, 2017.

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Effective March 31, 2017, Sarah Berndt is no longer a portfolio manager of the Camelot Premium Return Fund. Darren Munn is primarily responsible for managing the Fund. Accordingly, all references to Ms. Berndt in the Summary Prospectus are deleted in their entirety.

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You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and Statement of Additional Information, each dated January 19, 2017, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-855-226-3863 or by writing to 17605 Wright Street, Omaha, Nebraska 68130.

Please retain this Supplement for future reference.